VENERABLE INSURANCE AND ANNUITY COMPANY
and the following variable annuity supported by its Separate Account EQ:
PRIMELITE VARIABLE ANNUITY

Supplement Dated August 19, 2021
This supplement updates and amends your current prospectus and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference.
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IMPORTANT INFORMATION ABOUT THE FRANKLIN MULTI-ASSET VARIABLE FUNDS
(formerly known as the QS Variable Funds)

On or about August 7, 2021, the following QS Funds changed their names, as follows:

Current Fund Name	New Fund Name
QS Variable Conservative Growth	Franklin Multi-Asset Variable Conservative Growth Fund
QS Variable Growth	Franklin Multi-Asset Variable Growth Fund
QS Variable Moderate Growth	Franklin Multi-Asset Variable Moderate Growth Fund

This change was only to rename the funds under the Franklin name.  There will be no changes to the funds’ stated investment goals, strategies, or investment policies in connection with these name changes.

Additionally, on or about August 7, 2021, QS Investors, LLC, the subadviser to each of these three funds merged with and into Franklin Advisers, Inc.  Consequently, Franklin Advisers, Inc. is now the subadviser to each of these three funds offered through your variable annuity Contract.  This merger will not change the manner in which any of the fund’s portfolio is managed, nor will it result in any change in the nature or amount of services provided by, or fees payable to, the subadviser.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:

Customer Service
P.O. Box 9271
Des Moines, Iowa 50306-9271
1-800-366-0066

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the email address shown on the front of the fund’s summary prospectus.  Additionally, they may be viewed at https://docs.venerable.com by selecting your Contract and then the applicable fund from the drop-down menus.